                                                                    EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY

                           Stater Bros. Holdings Inc.

                               Offer to Exchange
                             All of its Outstanding
                         10 3/4% Senior Notes Due 2006
                                      for
                         10 3/4% Senior Notes Due 2006
          Which Have Been Registered Under the Securities Act of 1933


     As set forth in the Prospectus described below, this Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used to tender for exchange any and all outstanding 10 3/4% Senior Notes due 2006 ("Outstanding Notes") of Stater Bros. Holdings Inc., a Delaware corporation (the "Company"), pursuant to the Exchange Offer (as defined below) if certificates for Outstanding Notes are not immediately available or if such certificates for Outstanding Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                       IBJ WHITEHALL BANK & TRUST COMPANY

                    By Mail/Hand Delivery/Overnight Express:

                                 1 State Street
                           New York, New York  10004
                            Attn: Customer Service

                            Facsimile Transmission:
                                (212) 858-2611

                              To confirm receipt:
                              Tel. (212) 858-2103

     Delivery of this instrument to an address other than as set forth above or transmissions of instructions via a facsimile number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
          5:00  P.M., NEW YORK CITY TIME, ON _______, _______ __, 1999
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated August __, 1999 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Outstanding Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures."


Signature(s):________________________________________      Address(es):_________________________________________
                                                           _____________________________________________________
Name(s) of Holder(s) of Outstanding Notes:                                                              Zip Code
_____________________________________________________      Area Code and Tel. No.(s):___________________________
_____________________________________________________
               Please Type or Print
                                                           (Check box if Shares will be tendered by book-entry
Principal Amount of Outstanding Notes Tendered for         transfer)
Exchange: $__________________________________________      [_] The Depository Trust Company
Outstanding Note Certificate No(s).  (If available):       Account Number:______________________________________
_____________________________________________________
_____________________________________________________
Dated: ______________________________, 1999

--------------------------------------------------------------------------------
                                   GUARANTEE
                   (Not to be used for signature guarantee)

The undersigned, an Eligible Institution (as defined in the Prospectus), having an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees either to deliver to the Exchange Agent the certificates representing all the Outstanding Notes tendered hereby, in proper form for transfer and together with a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, or to deliver such Outstanding Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), together with a confirmation of a book-entry transfer of the tendered Outstanding Notes into the Exchange Agent's account at DTC, and, in either case, to deliver any other required documents, all within three business days after the date hereof.


_____________________________________    _______________________________________
          Name of Firm                              Authorized Signature

_____________________________________    Name __________________________________
            Address                                 Please Type or Print

_____________________________________    Title _________________________________
            Zip Code

Area Code and Tel. No. ______________    Dated ___________________________, 1999

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------

                                       2